                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                February 10, 2003
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

        Colorado                      0-11730                  84-1089377
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
   of incorporation)                                       (Identification No.)

   7001 Seaview Avenue, Suite 210, Seattle, Washington           98117
        (Address of principal executive offices)               (Zip Code)

                                 (206) 297-6151
              (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

     (a) On February 10, 2003,  Cognigen  issued a press release  announcing its unaudited  financial  results for the quarter and six months ended  December 31,
2002.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired

               None

      (b)   Pro Forma Financial Information

               None

      (c)   Exhibits

               Exhibit 99  News Release  issued by  Cognigen  Networks,  Inc. on
                           February 10, 2003

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2003                 COGNIGEN NETWORKS, INC.

                                    By:   /s/  David L. Jackson
                                          David L. Jackson
                                          Senior Vice President of Corporate and
                                          Public Affairs and Secretary